Lincoln Financial Group®

You're In Charge®

Statistical Supplement

Second Quarter 2016

Lincoln Financial Group
Table of Contents

Analyst Coverage and Credit Ratings	1
Notes	2
Consolidated
Consolidated Statements of Income (Loss)	3
Consolidated Balance Sheets	4
Earnings, Shares and Return on Equity	5
Key Stakeholder Metrics	6
Segment and Sources of Earnings	7
Select Earnings Drivers By Segment	8
Sales By Segment	9
Operating Revenues and General and Administrative Expenses By Segment	10
Operating Commissions and Other Expenses	11
Interest Rate Yields and Spreads By Segment	12
Select Earnings and Operational Data from Business Segments
Annuities	13
Retirement Plan Services	14
Life Insurance	15
Group Protection	16
Other Operations	17
DAC & Account Value Rollforwards
Consolidated DAC, VOBA, DSI and DFEL Roll Forwards	18
Account Value Roll Forwards:
Annuities	19
Retirement Plan Services	20
Life Insurance	21
Other Information
Select Investment Data	22
Realized Gain (Loss) and Benefit Ratio Unlocking, After-DAC	23
Select GAAP to Non-GAAP Reconciliations	24

Lincoln Financial Group
Analyst Coverage and Credit Ratings

Firm	Analyst				Phone Number
Bank of America Merrill Lynch	Seth Weiss				646-855-3783
Barclays Capital	Jay Gelb				212-526-1561
Deutsche Bank	Yaron Kinar				212-250-7927
Dowling & Partners	Humphrey Lee				860-676-7324
Evercore	Thomas Gallagher				212-446-9439
FBR Capital Markets	Randy Binner				703-312-1890
Goldman Sachs	Michael Kovac				212-902-2303
J.P. Morgan Securities	Jimmy Bhullar				212-622-6397
Janney Montgomery Scott	Bob Glasspiegel				860-724-1203
Keefe, Bruyette and Woods	Ryan Krueger				860-722-5930
Morgan Stanley	Nigel Dally				212-761-4132
RBC Capital	Eric Berg				212-618-7593
Sandler O’Neill & Partners, L.P.	John Barnidge				312-281-3412
UBS	Suneet Kamath				212-713-1355

This list is provided for informational purposes only. Lincoln Financial Group does not endorse the analyses, conclusions or recommendations contained in any report issued by these or any other analysts.
Ratings as of August 3rd, 2016
Standard
		A.M Best	Fitch	Moody's	& Poor's
Senior Debt Ratings		a-	BBB+	Baa1	A-
Financial Strength Ratings
Lincoln National Life Insurance Company		A+	A+	A1	AA-
First Penn-Pacific Life Insurance Company		A	A+	A1	A-
Lincoln Life & Annuity Company of New York		A+	A+	A1	AA-

Investor Inquiries May Be Directed To:
Chris Giovanni, Senior Vice President, Investor Relations
Email: Christopher.Giovanni@lfg.com
Phone: 484-583-1793

Lincoln Financial Group
Notes

Computations
The quarterly financial information for the current year may not sum to the corresponding year-to-date amount as both are rounded to millions.
The financial ratios reported herein are calculated using whole dollars instead of dollars rounded to millions.
If the effect of equity classification would result in a more dilutive Earnings Per Share (“EPS”), the numerator used in the calculation of our diluted EPS is adjusted to remove the mark-to-market adjustment for deferred units of LNC stock in our deferred compensation plans. In addition, for any period where a loss from continuing operations is experienced, shares used in the diluted EPS calculation represent basic shares, as using dilutive shares would be anti-dilutive to the calculation. In these periods, we would also exclude the deferred compensation adjustment.
Return on equity (“ROE”) measures how efficiently we generate profits from the resources provided by our net assets. ROE is calculated by dividing annualized net income (loss) (or income (loss) from operations) by average equity, excluding accumulated other comprehensive income (loss) (“AOCI”). Management evaluates consolidated ROE by both including and excluding the effect of average goodwill.
Book value per share, excluding AOCI, is calculated by dividing stockholders’ equity, excluding AOCI, by common shares outstanding. We provide book value per share, excluding AOCI, to enable investors to analyze the amount of our net worth that is attributable primarily to our business operations. Management believes book value per share excluding

AOCI is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates.  Book value per share is the most directly comparable GAAP measure.
Pre-tax net margin is calculated by dividing income (loss) from operations before taxes by net revenue, which is defined as total operating revenues less interest credited.
Definitions
Holding company available liquidity consists of cash and invested cash, excluding cash held as collateral, and certain short-term investments that can be readily converted into cash, net of commercial paper outstanding.
Sales as reported consist of the following:
• Linked-benefit – 15% of total expected premium deposits;
• Universal life (“UL”), indexed universal life ("IUL"), variable universal life (“VUL”) – first year commissionable premiums plus 5% of excess premiums received, including an adjustment for internal replacements of approximately 50% of commissionable premiums;
• Executive Benefits - single premium bank-owned UL and VUL, 15% of single premium deposits, and corporate owned UL and VUL, first year commissionable premiums plus
5% of excess premium received, including an adjustment for internal replacements of approximately 50% of commissionable premiums;
• Term – 100% of annualized first year premiums;
• Annuities – deposits from new and existing customers; and
• Group Protection – annualized first year premiums from new policies.
Throughout the document, “after-DAC” refers to the associated amortization expense of deferred acquisition costs (“DAC”), value of business acquired (“VOBA”), deferred sales inducements (“DSI”) and deferred front-end loads (“DFEL”) and changes in other contract holder funds.
Sources of Earnings are defined as follows:
• Investment spread earnings consist primarily of net investment income, net of interest credited earned on the underlying general account investments supporting our fixed products less related expenses.
• Mortality/morbidity earnings result from mortality margins, morbidity margins, and certain expense assessments and related fees that are a function of the rates priced into the product and level of insurance in force.
• Fees on Assets Under Management (“AUM”) earnings results consist primarily of asset-based fees charged based on variable account values less associated benefits and related expenses.

Page 2a

Lincoln Financial Group
Notes

• Variable Annuity (“VA”) Riders earnings consist of fees charged to the contract holder related to guaranteed benefit rider features, less the net valuation premium and associated change in benefit reserves and related expenses.

Non-GAAP Performance Measures

Non-GAAP measures do not replace the most directly comparable GAAP measures, and we have included detailed reconciliations herein.
We exclude the after-tax effects of the following items from GAAP net income (loss) to arrive at income (loss) from operations:
• Realized gains and losses associated with the following (“excluded realized gain (loss)”):
▪ Sales or disposals and impairments of securities;
▪ Changes in the fair value of derivatives, embedded derivatives within certain reinsurance arrangements and trading securities (“gain (loss) on the mark-to-market on certain instruments”);
▪ Changes in the fair value of the derivatives we own to hedge our guaranteed death benefit (“GDB”) riders reflected within our variable annuities;
▪ Changes in the fair value of the embedded derivatives of our guaranteed living benefit (“GLB”) riders reflected within variable annuity net derivative results accounted for at fair value;
▪ Changes in the fair value of the derivatives we own to hedge our guaranteed living benefit ("GLB") riders reflected within variable annuity net derivative results;
▪ Changes in the fair value of the embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for at fair value (“indexed annuity forward-starting option”);
• Changes in reserves resulting from benefit ratio unlocking on our GDB and GLB riders (“benefit ratio unlocking”);
• Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;
• Gains (losses) on early extinguishment of debt;
• Losses from the impairment of intangible assets;
• Income (loss) from discontinued operations; and
• Income (loss) from the initial adoption of new accounting standards.
Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items:
• Excluded realized gain (loss);
• Revenue adjustments from the initial adoption of new accounting standards;
• Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking; and
• Amortization of deferred gains arising from reserve changes on business sold through reinsurance.
We use our prevailing federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure.

Management believes that the non-GAAP performance measures discussed above explain the results of our ongoing businesses in a manner that allows for a better understanding of the underlying trends in our current business as the excluded items are unpredictable and not necessarily indicative of current operating fundamentals or future performance of the business segments, and, in many instances, decisions regarding these items do not necessarily relate to the operations of the individual segments. In addition, we believe that our definitions of operating revenues and income from operations provide investors with more valuable measures of our performance as they better reveal trends in our business.

Statistical Supplement is Dated
The financial data in this document is dated August 3rd, 2016, and has not been updated since that date. Lincoln Financial Group does not intend to update this document.
Page 2b

Consolidated

Lincoln
Financial Group®
You're In Charge®

Lincoln Financial Group
Consolidated Statements of Income (Loss)
Unaudited (millions of dollars, except per share data)

	For the Three Months Ended						For the Six Months Ended
	6/30/15	9/30/15	12/31/15	3/31/16	6/30/16	Change	6/30/15	6/30/16	Change
Revenues
Insurance premiums	$782	$825	$848	$816	$728	-6.9%	$1,572	$1,544	-1.8%
Fee income	1,239	1,469	1,116	1,235	1,288	4.0%	2,460	2,523	2.6%
Net investment income	1,187	1,254	1,200	1,172	1,199	1.0%	2,374	2,371	-0.1%
Realized gain (loss):
Other-than-temporary impairment (“OTTI”)	(7)	(18)	(16)	(36)	(28)	NM	(20)	(64)	NM
Realized gain (loss), excluding OTTI	17	45	(124)	(78)	(17)	NM	(18)	(95)	NM
Total realized gain (loss)	10	27	(140)	(114)	(45)	NM	(38)	(159)	NM
Amortization of deferred gains on business
sold through reinsurance	18	18	18	18	18	0.0%	37	37	0.0%
Other revenues	145	123	130	116	119	-17.9%	280	235	-16.1%
Total revenues	3,381	3,716	3,172	3,243	3,307	-2.2%	6,685	6,551	-2.0%

Expenses
Interest credited	629	622	632	633	639	1.6%	1,254	1,272	1.4%
Benefits	1,220	1,327	1,262	1,331	1,208	-1.0%	2,456	2,540	3.4%
Commissions and other expenses	1,014	1,432	859	976	978	-3.6%	2,027	1,953	-3.7%
Interest and debt expense	69	67	68	68	68	-1.4%	137	136	-0.7%
Total expenses	2,932	3,448	2,821	3,008	2,893	-1.3%	5,874	5,901	0.5%
Income (loss) from continuing operations before taxes	449	268	351	235	414	-7.8%	811	650	-19.9%
Federal income tax expense (benefit)	105	41	68	27	89	-15.2%	167	117	-29.9%
Net income (loss)	344	227	283	208	325	-5.5%	644	533	-17.2%
Adjustment for LNC stock units in our
deferred compensation plans	-	(7)	-	(7)	-	NM	1	(7)	NM
Net income (loss) available to common
stockholders – diluted	$344	$220	$283	$201	$325	-5.5%	$645	$526	-18.4%

Earnings (Loss) Per Common Share – Diluted
Net income (loss)	$1.35	$0.87	$1.14	$0.82	$1.35	0.0%	$2.50	$2.17	-13.2%

ROE, including AOCI
Net income (loss)	8.9%	6.2%	8.1%	5.9%	8.5%		8.2%	7.2%

Lincoln Financial Group
Consolidated Balance Sheets
Unaudited (millions of dollars)

	As of
	6/30/15	9/30/15	12/31/15	3/31/16	6/30/16	Change
ASSETS
Investments:
Available-for-sale (“AFS”) securities:
Corporate bonds	$74,169	$74,432	$74,032	$76,956	$80,129	8.0%
U.S. government bonds	428	438	429	450	464	8.4%
Foreign government bonds	540	532	524	532	530	-1.9%
Mortgage-backed securities	4,476	4,252	4,104	4,028	3,975	-11.2%
Asset-backed collateralized debt obligations	499	515	589	628	687	37.7%
State and municipal bonds	4,418	4,480	4,480	4,744	4,985	12.8%
Hybrid and redeemable preferred securities	892	857	806	726	691	-22.5%
VIEs' fixed maturity securities	598	598	598	599	600	0.3%
Equity securities	227	242	237	245	277	22.0%
Total AFS securities	86,247	86,346	85,799	88,908	92,338	7.1%
Trading securities	1,949	1,914	1,854	1,864	1,812	-7.0%
Mortgage loans on real estate	8,171	8,431	8,678	8,916	9,257	13.3%
Real estate	24	21	17	17	21	-12.5%
Policy loans	2,654	2,647	2,545	2,533	2,507	-5.5%
Derivative investments	1,340	2,020	1,537	2,085	2,613	95.0%
Other investments	1,624	1,820	1,778	2,048	2,039	25.6%
Total investments	102,009	103,199	102,208	106,371	110,587	8.4%
Cash and invested cash	2,327	3,772	3,146	3,177	4,113	76.8%
DAC and VOBA	9,150	8,866	9,510	8,984	8,280	-9.5%
Premiums and fees receivable	415	383	376	401	370	-10.8%
Accrued investment income	1,064	1,116	1,070	1,108	1,070	0.6%
Reinsurance recoverables	5,608	5,559	5,623	5,597	5,540	-1.2%
Funds withheld reinsurance assets	642	639	629	630	628	-2.2%
Goodwill	2,273	2,273	2,273	2,273	2,273	0.0%
Other assets	3,617	3,420	3,454	3,671	5,134	41.9%
Separate account assets	128,079	120,275	123,619	123,506	125,033	-2.4%
Total assets	$255,184	$249,502	$251,908	$255,718	$263,028	3.1%

Page 4a

Lincoln Financial Group
Consolidated Balance Sheets
Unaudited (millions of dollars)

	As of
	6/30/15	9/30/15	12/31/15	3/31/16	6/30/16	Change
LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities
Future contract benefits	$20,166	$20,523	$20,708	$21,438	$22,147	9.8%
Other contract holder funds	76,243	76,451	77,362	77,475	77,458	1.6%
Short-term debt	-	-	-	-	250	NM
Long-term debt by rating agency leverage definitions:
Operating (see note (2) on page 6 for details)	1,115	1,115	1,115	1,115	865	-22.4%
Financial	4,384	4,459	4,438	4,535	4,595	4.8%
Reinsurance related embedded derivatives	120	116	87	111	134	11.7%
Funds withheld reinsurance liabilities	718	676	638	597	2,019	181.2%
Deferred gain on business sold through reinsurance	134	116	98	79	61	-54.5%
Payables for collateral on investments	4,587	5,297	4,657	5,017	6,297	37.3%
VIEs' liabilities	3	2	4	-	-	-100.0%
Other liabilities	4,936	6,071	5,565	7,187	8,249	67.1%
Separate account liabilities	128,079	120,275	123,619	123,506	125,033	-2.4%
Total liabilities	240,485	235,101	238,291	241,060	247,108	2.8%

Stockholders’ Equity
Common stock	6,469	6,380	6,298	6,162	6,009	-7.1%
Retained earnings	6,286	6,358	6,474	6,565	6,716	6.8%
AOCI:
Unrealized investment gains (losses)	2,220	1,940	1,149	2,235	3,501	57.7%
Foreign currency translation adjustment	3	(2)	(5)	(7)	(18)	NM
Funded status of employee benefit plans	(279)	(275)	(299)	(297)	(288)	-3.2%
Total AOCI	1,944	1,663	845	1,931	3,195	64.4%
Total stockholders’ equity	14,699	14,401	13,617	14,658	15,920	8.3%
Total liabilities and stockholders’ equity	$255,184	$249,502	$251,908	$255,718	$263,028	3.1%

Page 4b

Lincoln Financial Group
Earnings, Shares and Return on Equity
Unaudited (millions of dollars, except per share data)

	As of or For the Three Months Ended						As of or For the Six Months Ended
	6/30/15	9/30/15	12/31/15	3/31/16	6/30/16	Change	6/30/15	6/30/16	Change
Income (Loss)
Net income (loss)	$344	$227	$283	$208	$325	-5.5%	$644	$533	-17.2%
Pre-tax income (loss) from operations	490	364	504	397	489	-0.2%	934	888	-4.9%
After-tax income (loss) from operations (1)	371	289	382	314	373	0.5%	724	687	-5.1%
Operating tax rate	24.3%	20.6%	24.2%	20.9%	23.7%		22.5%	22.6%

Average Stockholders’ Equity
Average equity, including AOCI	$15,461	$14,550	$14,009	$14,137	$15,289	-1.1%	$15,721	$14,713	-6.4%
Average AOCI	2,799	1,804	1,254	1,388	2,563	-8.4%	3,087	1,975	-36.0%
Average equity, excluding AOCI	$12,662	$12,746	$12,755	$12,749	$12,726	0.5%	$12,634	$12,738	0.8%

ROE, excluding AOCI
Net income (loss)	10.9%	7.1%	8.9%	6.5%	10.2%		10.2%	8.4%
Income (loss) from operations	11.7%	9.1%	12.0%	9.8%	11.7%		11.5%	10.8%

Per Share
Net income (loss) (diluted)	$1.35	$0.87	$1.14	$0.82	$1.35	0.0%	$2.50	$2.17	-13.2%
Income (loss) from operations (diluted)	1.46	1.11	1.54	1.25	1.56	6.8%	2.81	2.80	-0.4%
Dividends declared during the period	0.20	0.20	0.25	0.25	0.25	25.0%	0.40	0.50	25.0%

Book value, including AOCI	$58.58	$58.19	$55.85	$61.33	$68.39	16.7%	$58.58	$68.39	16.7%
Per share impact of AOCI	7.75	6.72	3.47	8.08	13.72	77.0%	7.75	13.72	77.0%
Book value, excluding AOCI	$50.83	$51.47	$52.38	$53.25	$54.67	7.6%	$50.83	$54.67	7.6%

Shares
Repurchased during the period	2.6	3.7	3.7	5.5	6.2	138.5%	8.6	11.8	37.2%
End-of-period – basic	250.9	247.5	243.8	239.0	232.8	-7.2%	250.9	232.8	-7.2%
End-of-period – diluted	254.1	251.2	246.7	242.2	236.3	-7.0%	254.1	236.3	-7.0%
Average for the period – diluted	255.1	253.2	248.9	245.1	239.9	-6.0%	258.3	242.5	-6.1%

(1) See reconciliation to net income (loss) on page 24.

Lincoln Financial Group
Key Stakeholder Metrics
Unaudited (millions of dollars, except per share data)

	As of or For the Three Months Ended						For the Six Months Ended
	6/30/15	9/30/15	12/31/15	3/31/16	6/30/16	Change	6/30/15	6/30/16	Change

Cash Returned to Common Stockholders
Shares repurchased	$150	$200	$200	$200	$275	83.3%	$500	$475	-5.0%
Common dividends	51	50	49	61	60	17.6%	102	121	18.6%
Total cash returned to common stockholders	$201	$250	$249	$261	$335	66.7%	$602	$596	-1.0%

Leverage Ratio
Short-term debt	$-	$-	$-	$-	$250	NM
Long-term debt	5,499	5,574	5,553	5,650	5,460	-0.7%
Total debt (1)	5,499	5,574	5,553	5,650	5,710	3.8%
Less:
Operating debt (2)	1,115	1,115	1,115	1,115	1,115	0.0%
25% of capital securities	301	302	302	302	302	0.3%
Carrying value of fair value hedges	217	292	270	365	423	94.9%
Total numerator	$3,866	$3,865	$3,866	$3,868	$3,870	0.1%

Stockholders’ equity, excluding unrealized
investment gains (losses)	$12,479	$12,461	$12,468	$12,423	$12,419	-0.5%
Add: 25% of capital securities	301	302	302	302	302	0.3%
Total numerator	3,866	3,865	3,866	3,868	3,870	0.1%
Total denominator	$16,646	$16,628	$16,636	$16,593	$16,591	-0.3%

Leverage ratio	23.2%	23.2%	23.2%	23.3%	23.3%

Holding Company Available Liquidity	$545	$505	$608	$539	$523	-4.0%

(1) Excludes obligations under capital leases of $130 million that are reported in other liabilities on our Consolidated Balance Sheets.
(2) We have categorized as operating debt the senior notes issued in October 2007 and June 2010 because the proceeds were used as a long-term structured solution to reduce the strain on increasing statutory reserves associated with secondary guarantee UL and term policies and the senior note issued in September 2008 by our primary insurance subsidiary. During the second quarter of 2016, we reclassified the senior note issued by our primary insurance subsidiary into short-term debt.

Lincoln Financial Group
Segment and Sources of Earnings
Unaudited (millions of dollars)

	For the Three Months Ended						As of or For the Six Months Ended
	6/30/15	9/30/15	12/31/15	3/31/16	6/30/16	Change	6/30/15	6/30/16	Change
Income (Loss) from Operations, Pre-Tax
Annuities	$328	$328	$309	$272	$296	-9.8%	$621	$568	-8.5%
Retirement Plan Services	39	57	45	41	41	5.1%	88	83	-5.7%
Life Insurance	152	46	175	103	175	15.1%	308	278	-9.7%
Group Protection	30	26	20	8	23	-23.3%	20	31	55.0%
Other Operations	(59)	(93)	(45)	(27)	(46)	22.0%	(103)	(72)	30.1%
Income (loss) from operations, before income taxes	$490	$364	$504	$397	$489	-0.2%	$934	$888	-4.9%

Income (Loss) from Operations, After-Tax
Annuities	$255	$259	$243	$218	$235	-7.8%	$494	$453	-8.3%
Retirement Plan Services	30	42	33	31	31	3.3%	65	61	-6.2%
Life Insurance	105	36	119	75	120	14.3%	215	195	-9.3%
Group Protection	19	17	13	5	15	-21.1%	13	20	53.8%
Other Operations	(38)	(65)	(26)	(15)	(28)	26.3%	(63)	(42)	33.3%
Income (loss) from operations	$371	$289	$382	$314	$373	0.5%	$724	$687	-5.1%

	For the Three Months Ended						For the Trailing Twelve Months
	6/30/15	9/30/15	12/31/15	3/31/16	6/30/16	Change	6/30/15	6/30/16	Change
Sources of Earnings, Pre-Tax
Investment spread	$175	$136	$179	$139	$161	-8.0%	$736	$614	-16.6%
Mortality/morbidity	110	48	115	65	118	7.3%	478	346	-27.6%
Fees on AUM	218	282	219	191	220	0.9%	879	913	3.9%
VA riders	46	(9)	36	29	36	-21.7%	167	92	-44.9%
Total sources of earnings, before income taxes	549	457	549	424	535	-2.6%	2,260	1,965	-13.1%
Other Operations	(59)	(93)	(45)	(27)	(46)	22.0%	(188)	(210)	-11.7%
Income (loss) from operations, before income taxes	$490	$364	$504	$397	$489	-0.2%	$2,072	$1,755	-15.3%

Sources of Earnings, Pre-Taxes, Percentage By Component
Investment spread	32.0%	29.7%	32.6%	32.8%	30.0%		32.6%	31.3%
Mortality/morbidity	19.9%	10.4%	21.0%	15.3%	22.1%		21.1%	17.6%
Fees on AUM	39.7%	61.9%	39.9%	45.1%	41.2%		38.9%	46.5%
VA riders	8.4%	-2.0%	6.5%	6.8%	6.7%		7.4%	4.6%
Total	100.0%	100.0%	100.0%	100.0%	100.0%		100.0%	100.0%

Lincoln Financial Group
Select Earnings Drivers By Segment
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/15	9/30/15	12/31/15	3/31/16	6/30/16	Change	6/30/15	6/30/16	Change
Annuities
Operating revenues	$991	$1,060	$1,079	$1,039	$983	-0.8%	$1,981	$2,022	2.1%
Deposits	3,380	3,304	3,018	2,353	2,113	-37.5%	6,370	4,466	-29.9%
Net flows	397	536	435	(35)	(452)	NM	593	(486)	NM
Average account values	125,820	122,668	122,330	118,189	122,383	-2.7%	124,503	120,286	-3.4%

Retirement Plan Services
Operating revenues	$270	$282	$276	$267	$270	0.0%	$543	$537	-1.1%
Deposits	1,862	1,884	2,095	1,791	1,660	-10.8%	3,567	3,452	-3.2%
Net flows	306	251	(221)	78	4	-98.7%	422	82	-80.6%
Average account values	55,264	54,184	54,396	52,999	55,127	-0.2%	54,717	53,957	-1.4%

Life Insurance
Operating revenues	$1,443	$1,727	$1,348	$1,478	$1,538	6.6%	$2,874	$3,016	4.9%
Deposits	1,344	1,400	1,542	1,238	1,391	3.5%	2,655	2,630	-0.9%
Net flows	929	1,019	1,170	830	978	5.3%	1,817	1,808	-0.5%
Average account values	42,891	42,963	43,269	43,795	44,162	3.0%	42,680	43,979	3.0%
Average in-force face amount	646,261	651,256	657,846	664,753	671,412	3.9%	644,260	668,083	3.7%

Group Protection
Operating revenues	$617	$570	$565	$534	$525	-14.9%	$1,222	$1,059	-13.3%
Non-medical earned premiums	535	522	516	489	478	-10.7%	1,070	967	-9.6%

Consolidated
Operating revenues (1)	$3,417	$3,735	$3,354	$3,400	$3,395	-0.6%	$6,811	$6,795	-0.2%
Deposits	6,586	6,588	6,655	5,382	5,164	-21.6%	12,592	10,548	-16.2%
Net flows	1,632	1,806	1,384	873	530	-67.5%	2,832	1,404	-50.4%
Average account values	223,975	219,815	219,995	214,983	221,672	-1.0%	221,900	218,222	-1.7%

(1) See reconciliation to total revenues on page 24.

Lincoln Financial Group
Sales By Segment
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/15	9/30/15	12/31/15	3/31/16	6/30/16	Change	6/30/15	6/30/16	Change
Sales
Annuities:
With guaranteed living benefits	$2,157	$1,991	$1,698	$1,248	$1,164	-46.0%	$4,139	$2,412	-41.7%
Without guaranteed living benefits	858	747	664	437	471	-45.1%	1,573	908	-42.3%
Variable	3,015	2,738	2,362	1,685	1,635	-45.8%	5,712	3,320	-41.9%
Fixed	365	566	656	668	478	31.0%	658	1,146	74.2%
Total Annuities	$3,380	$3,304	$3,018	$2,353	$2,113	-37.5%	$6,370	$4,466	-29.9%

Retirement Plan Services:
First-year sales	$673	$706	$902	$393	$431	-36.0%	$1,055	$824	-21.9%
Recurring deposits	1,189	1,178	1,193	1,398	1,229	3.4%	2,512	2,628	4.6%
Total Retirement Plan Services	$1,862	$1,884	$2,095	$1,791	$1,660	-10.8%	$3,567	$3,452	-3.2%

Life Insurance:
UL	$22	$23	$25	$18	$24	9.1%	$42	$43	2.4%
Linked-benefit	46	52	54	42	51	10.9%	86	94	9.3%
IUL	23	21	27	18	18	-21.7%	38	36	-5.3%
VUL	43	47	58	29	41	-4.7%	88	70	-20.5%
Term	21	20	25	25	30	42.9%	40	54	35.0%
Total individual life insurance	155	163	189	132	164	5.8%	294	297	1.0%
Executive Benefits	46	10	9	7	9	-80.4%	60	16	-73.3%
Total Life Insurance	$201	$173	$198	$139	$173	-13.9%	$354	$313	-11.6%

Group Protection:
Life	$26	$24	$86	$27	$25	-3.8%	$51	$52	2.0%
Disability	23	22	94	22	30	30.4%	46	52	13.0%
Dental	13	15	43	10	16	23.1%	21	26	23.8%
Total Group Protection	$62	$61	$223	$59	$71	14.5%	$118	$130	10.2%
Percent employee-paid	44.2%	49.5%	47.4%	54.5%	46.4%		52.1%	50.1%

Lincoln Financial Group
Operating Revenues and General and Administrative Expenses By Segment
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/15	9/30/15	12/31/15	3/31/16	6/30/16	Change	6/30/15	6/30/16	Change
Operating Revenues
Annuities	$991	$1,060	$1,079	$1,039	$983	-0.8%	$1,981	$2,022	2.1%
Retirement Plan Services	270	282	276	267	270	0.0%	543	537	-1.1%
Life Insurance	1,443	1,727	1,348	1,478	1,538	6.6%	2,874	3,016	4.9%
Group Protection	617	570	565	534	525	-14.9%	1,222	1,059	-13.3%
Other Operations	96	96	86	82	79	-17.7%	191	161	-15.7%
Total	$3,417	$3,735	$3,354	$3,400	$3,395	-0.6%	$6,811	$6,795	-0.2%

General and Administrative Expenses,
Net of Amounts Capitalized (1)
Annuities	$118	$113	$120	$114	$114	-3.4%	$227	$229	0.9%
Retirement Plan Services	78	77	80	74	77	-1.3%	149	150	0.7%
Life Insurance	114	105	115	111	115	0.9%	222	226	1.8%
Group Protection	71	70	72	69	71	0.0%	138	140	1.4%
Other Operations	26	56	18	-	9	-65.4%	40	10	-75.0%
Total	$407	$421	$405	$368	$386	-5.2%	$776	$755	-2.7%

General and Administrative Expenses,
Net of Amounts Capitalized, as a Percentage
of Operating Revenues
Annuities	11.9%	10.6%	11.1%	11.0%	11.6%		11.5%	11.3%
Retirement Plan Services	28.9%	27.2%	29.0%	27.7%	28.3%		27.4%	27.9%
Life Insurance	7.9%	6.1%	8.5%	7.5%	7.5%		7.7%	7.5%
Group Protection	11.4%	12.2%	12.7%	13.0%	13.5%		11.3%	13.2%
Other Operations	27.5%	57.9%	22.0%	0.6%	11.7%		21.0%	6.0%
Total	11.9%	11.3%	12.1%	10.8%	11.4%		11.4%	11.1%

(1) See page 11 for general and administrative expenses capitalized.

Lincoln Financial Group
Operating Commissions and Other Expenses
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/15	9/30/15	12/31/15	3/31/16	6/30/16	Change	6/30/15	6/30/16	Change
Operating Commissions and
Other Expenses Incurred
General and administrative expenses	$452	$468	$465	$410	$429	-5.1%	$868	$839	-3.3%
Commissions	602	598	623	522	546	-9.3%	1,178	1,068	-9.3%
Media expenses	14	-	-	-	-	-100.0%	28	-	-100.0%
Taxes, licenses and fees	57	63	46	68	64	12.3%	132	133	0.8%
Interest and debt expense	69	67	68	68	68	-1.4%	137	136	-0.7%
Expenses associated with reserve financing
and unrelated letters of credit	18	18	18	18	19	5.6%	37	37	0.0%
Total operating commissions and other
expenses incurred	1,212	1,214	1,220	1,086	1,126	-7.1%	2,380	2,213	-7.0%

Less Amounts Capitalized
General and administrative expenses	(45)	(47)	(60)	(42)	(43)	4.4%	(92)	(84)	8.7%
Commissions	(313)	(320)	(340)	(251)	(274)	12.5%	(609)	(525)	13.8%
Taxes, licenses and fees	(8)	(8)	(7)	(8)	(9)	-12.5%	(16)	(17)	-6.3%
Total amounts capitalized	(366)	(375)	(407)	(301)	(326)	10.9%	(717)	(626)	12.7%
Total expenses incurred, net of amounts
capitalized, excluding amortization	846	839	813	785	800	-5.4%	1,663	1,587	-4.6%

Amortization
Amortization of DAC and VOBA	237	674	110	258	244	3.0%	498	501	0.6%
Amortization of intangibles	1	1	1	1	1	0.0%	2	2	0.0%
Total amortization	238	675	111	259	245	2.9%	500	503	0.6%
Total operating commissions and
other expenses	$1,084	$1,514	$924	$1,044	$1,045	-3.6%	$2,163	$2,090	-3.4%

Lincoln Financial Group
Interest Rate Yields and Spreads By Segment
Unaudited

	For the Three Months Ended						For the Six Months Ended
	6/30/15	9/30/15	12/31/15	3/31/16	6/30/16	Change	6/30/15	6/30/16	Change
Annuities
Earned rate on reserves	4.20%	4.19%	4.12%	4.12%	4.08%	(12)	4.22%	4.10%	(12)
Variable investment income on reserves (1)	0.06%	0.18%	0.15%	0.06%	0.07%	1	0.13%	0.06%	(7)
Net investment income yield on reserves	4.26%	4.37%	4.27%	4.18%	4.15%	(11)	4.35%	4.16%	(19)
Interest rate credited to contract holders	2.61%	2.56%	2.53%	2.60%	2.69%	8	2.63%	2.64%	1
Interest rate spread	1.65%	1.81%	1.74%	1.58%	1.46%	(19)	1.72%	1.52%	(20)
Base spreads excluding variable investment income	1.59%	1.63%	1.59%	1.52%	1.39%	(20)	1.59%	1.46%	(13)

Retirement Plan Services
Earned rate on reserves	4.61%	4.71%	4.62%	4.58%	4.52%	(9)	4.63%	4.55%	(8)
Variable investment income on reserves (1)	0.03%	0.19%	0.12%	0.05%	0.06%	3	0.10%	0.05%	(5)
Net investment income yield on reserves	4.64%	4.90%	4.74%	4.63%	4.58%	(6)	4.73%	4.60%	(13)
Interest rate credited to contract holders	3.01%	3.01%	3.01%	2.98%	3.01%	-	3.01%	3.00%	(1)
Interest rate spread	1.63%	1.89%	1.73%	1.65%	1.57%	(6)	1.72%	1.60%	(12)
Base spreads excluding variable investment income	1.60%	1.70%	1.61%	1.60%	1.51%	(9)	1.62%	1.55%	(7)

Life Insurance
Earned rate on reserves	5.31%	5.33%	5.33%	5.26%	5.21%	(10)	5.32%	5.22%	(10)
Variable investment income on reserves (1)	0.19%	0.42%	0.08%	-0.01%	0.15%	(4)	0.21%	0.08%	(13)
Net investment income yield on reserves	5.50%	5.75%	5.41%	5.25%	5.36%	(14)	5.53%	5.30%	(23)
Interest rate credited to contract holders	3.97%	3.92%	3.97%	3.92%	3.92%	(5)	3.93%	3.92%	(1)
Interest rate spread	1.53%	1.83%	1.44%	1.33%	1.44%	(9)	1.60%	1.38%	(22)
Base spreads excluding variable investment income	1.34%	1.41%	1.36%	1.34%	1.29%	(5)	1.39%	1.30%	(9)

Total (2)
Earned rate (3)	4.80%	4.86%	4.85%	4.78%	4.72%	(8)	4.81%	4.73%	(8)
Variable investment income (1) (3)	0.17%	0.36%	0.09%	-0.01%	0.12%	(5)	0.19%	0.07%	(12)
Net investment income yield (3)	4.97%	5.22%	4.94%	4.77%	4.84%	(13)	5.00%	4.80%	(20)
Interest rate credited to contract holders	3.38%	3.34%	3.35%	3.34%	3.36%	(2)	3.36%	3.35%	(1)
Interest rate spread	1.59%	1.88%	1.59%	1.43%	1.48%	(11)	1.64%	1.45%	(19)
Base spreads excluding variable investment income	1.42%	1.52%	1.50%	1.44%	1.36%	(6)	1.45%	1.38%	(7)
(1) Variable investment income consists of commercial mortgage loan prepayment and bond make-whole premiums and investment income on alternative investments.
(2) Includes the results of all of our business segments and Other Operations.
(3) Includes investment yields on reserves and surplus.

Select Earnings and Operational Data from Business Segments

Lincoln
Financial Group®
You're In Charge®

Lincoln Financial Group
Annuities – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended						As of or For the Six Months Ended
	6/30/15	9/30/15	12/31/15	3/31/16	6/30/16	Change	6/30/15	6/30/16	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$55	$129	$154	$151	$68	23.6%	$135	$219	62.2%
Fee income	531	520	517	493	510	-4.0%	1,041	1,003	-3.7%
Net investment income	247	257	252	251	258	4.5%	494	509	3.0%
Operating realized gain (loss)	45	45	44	44	44	-2.2%	87	87	0.0%
Other revenues	113	109	112	100	103	-8.8%	224	204	-8.9%
Total operating revenues	991	1,060	1,079	1,039	983	-0.8%	1,981	2,022	2.1%
Operating expenses:
Interest credited	139	134	135	140	144	3.6%	283	283	0.0%
Benefits	90	219	214	216	136	51.1%	218	353	61.9%
Commissions incurred	267	261	257	218	216	-19.1%	516	434	-15.9%
Other expenses incurred	231	220	227	218	210	-9.1%	453	428	-5.5%
Amounts capitalized	(165)	(160)	(146)	(112)	(105)	36.4%	(311)	(217)	30.2%
Amortization	101	58	83	87	86	-14.9%	201	173	-13.9%
Total operating expenses	663	732	770	767	687	3.6%	1,360	1,454	6.9%
Income (loss) from operations before taxes	328	328	309	272	296	-9.8%	621	568	-8.5%
Federal income tax expense (benefit)	73	69	66	54	61	-16.4%	127	115	-9.4%
Income (loss) from operations	$255	$259	$243	$218	$235	-7.8%	$494	$453	-8.3%

Effective Federal Income Tax Rate	22.4%	20.9%	21.4%	19.8%	20.6%		20.4%	20.2%

Average Equity, Excluding Goodwill and AOCI	$4,073	$4,262	$4,335	$4,381	$4,502	10.5%	$3,980	$4,441	11.6%

ROE, Excluding Goodwill and AOCI	25.0%	24.3%	22.4%	19.9%	20.9%		24.8%	20.4%

Return on Average Account Values	81	84	79	74	77	(4)	79	75	(4)

Account Values
Variable annuity account values:
Average	$108,051	$104,676	$104,052	$99,610	$103,444	-4.3%	$106,647	$101,523	-4.8%
End-of-period	106,600	100,580	103,145	102,902	103,861	-2.6%	106,600	103,861	-2.6%
Fixed annuity account values:
Average	17,769	17,992	18,278	18,579	18,939	6.6%	17,856	18,763	5.1%
End-of-period	17,935	18,027	18,451	18,829	18,990	5.9%	17,935	18,990	5.9%

Lincoln Financial Group
Retirement Plan Services – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended						As of or For the Six Months Ended
	6/30/15	9/30/15	12/31/15	3/31/16	6/30/16	Change	6/30/15	6/30/16	Change
Income (Loss) from Operations
Operating revenues:
Fee income	$61	$60	$61	$55	$57	-6.6%	$123	$112	-8.9%
Net investment income	206	219	213	207	209	1.5%	414	417	0.7%
Other revenues	3	3	2	5	4	33.3%	6	8	33.3%
Total operating revenues	270	282	276	267	270	0.0%	543	537	-1.1%
Operating expenses:
Interest credited	123	124	126	125	127	3.3%	245	251	2.4%
Benefits	1	-	-	-	-	-100.0%	1	1	0.0%
Commissions incurred	20	19	19	19	19	-5.0%	40	39	-2.5%
Other expenses incurred	85	83	88	82	84	-1.2%	165	165	0.0%
Amounts capitalized	(7)	(6)	(9)	(6)	(6)	14.3%	(14)	(13)	7.1%
Amortization	9	5	7	6	5	-44.4%	18	11	-38.9%
Total operating expenses	231	225	231	226	229	-0.9%	455	454	-0.2%
Income (loss) from operations before taxes	39	57	45	41	41	5.1%	88	83	-5.7%
Federal income tax expense (benefit)	9	15	12	10	10	11.1%	23	22	-4.3%
Income (loss) from operations	$30	$42	$33	$31	$31	3.3%	$65	$61	-6.2%

Effective Federal Income Tax Rate	24.1%	27.3%	25.4%	25.8%	25.6%		25.6%	25.7%

Average Equity, Excluding Goodwill and AOCI	$993	$1,010	$1,045	$1,067	$1,098	10.6%	$1,000	$1,083	8.3%

ROE, Excluding Goodwill and AOCI	12.0%	16.4%	12.8%	11.5%	11.2%		13.0%	11.3%

Pre-tax Net Margin	26.8%	36.2%	29.8%	29.1%	28.8%		29.4%	28.9%

Return on Average Account Values	22	31	25	23	22	-	24	23	(1)

Net Flows by Market
Small Market	2	88	190	13	(22)	NM	$(17)	$(9)	47.1%
Mid - Large Market	555	359	(185)	215	191	-65.6%	943	406	-56.9%
Multi-Fund® and Other	(251)	(196)	(226)	(150)	(165)	34.3%	(504)	(315)	37.5%

Net Flows – Trailing Twelve Months	$(465)	$(264)	$452	$415	$112	124.1%	$(465)	$112	124.1%

Lincoln Financial Group
Life Insurance – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended						As of or For the Six Months Ended
	6/30/15	9/30/15	12/31/15	3/31/16	6/30/16	Change	6/30/15	6/30/16	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$160	$166	$174	$172	$177	10.6%	$309	$350	13.3%
Fee income	647	890	538	687	721	11.4%	1,297	1,408	8.6%
Net investment income	626	662	628	611	633	1.1%	1,251	1,244	-0.6%
Operating realized gain (loss)	2	-	(1)	-	-	-100.0%	2	(1)	NM
Other revenues	8	9	9	8	7	-12.5%	15	15	0.0%
Total operating revenues	1,443	1,727	1,348	1,478	1,538	6.6%	2,874	3,016	4.9%
Operating expenses:
Interest credited	345	344	352	348	349	1.2%	683	697	2.0%
Benefits	673	578	661	740	708	5.2%	1,323	1,448	9.4%
Commissions incurred	160	175	199	147	174	8.8%	322	321	-0.3%
Other expenses incurred	183	182	181	185	193	5.5%	368	378	2.7%
Amounts capitalized	(182)	(193)	(224)	(165)	(198)	-8.8%	(362)	(363)	-0.3%
Amortization	112	595	4	120	137	22.3%	232	257	10.8%
Total operating expenses	1,291	1,681	1,173	1,375	1,363	5.6%	2,566	2,738	6.7%
Income (loss) from operations before taxes	152	46	175	103	175	15.1%	308	278	-9.7%
Federal income tax expense (benefit)	47	10	56	28	55	17.0%	93	83	-10.8%
Income (loss) from operations	$105	$36	$119	$75	$120	14.3%	$215	$195	-9.3%

Effective Federal Income Tax Rate	31.4%	22.5%	31.6%	27.5%	31.3%		30.1%	29.9%

Average Equity, Excluding Goodwill and AOCI	$6,422	$6,506	$6,435	$6,405	$6,320	-1.6%	$6,324	$6,362	0.6%

ROE, Excluding Goodwill and AOCI	6.5%	2.2%	7.4%	4.7%	7.6%		6.8%	6.1%

Average Account Values	$42,891	$42,963	$43,269	$43,795	$44,162	3.0%	$42,680	$43,979	3.0%

In-Force Face Amount
UL and other	$326,026	$328,115	$331,299	$331,690	$333,006	2.1%	$326,026	$333,006	2.1%
Term insurance	322,848	325,522	330,755	335,762	342,366	6.0%	322,848	342,366	6.0%
Total in-force face amount	$648,874	$653,637	$662,054	$667,452	$675,372	4.1%	$648,874	$675,372	4.1%

Lincoln Financial Group
Group Protection – Select Earnings and Operational Data
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/15	9/30/15	12/31/15	3/31/16	6/30/16	Change	6/30/15	6/30/16	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$567	$519	$516	$489	$478	-15.7%	$1,128	$967	-14.3%
Net investment income	47	48	45	42	43	-8.5%	90	86	-4.4%
Other revenues	3	3	4	3	4	33.3%	4	6	50.0%
Total operating revenues	617	570	565	534	525	-14.9%	1,222	1,059	-13.3%
Operating expenses:
Interest credited	1	-	1	1	1	0.0%	1	1	0.0%
Benefits	421	386	387	340	345	-18.1%	862	685	-20.5%
Commissions incurred	69	62	63	62	61	-11.6%	135	124	-8.1%
Other expenses incurred	93	95	104	93	97	4.3%	187	189	1.1%
Amounts capitalized	(12)	(16)	(27)	(15)	(17)	-41.7%	(30)	(31)	-3.3%
Amortization	15	17	17	45	15	0.0%	47	60	27.7%
Total operating expenses	587	544	545	526	502	-14.5%	1,202	1,028	-14.5%
Income (loss) from operations before taxes	30	26	20	8	23	-23.3%	20	31	55.0%
Federal income tax expense (benefit)	11	9	7	3	8	-27.3%	7	11	57.1%
Income (loss) from operations	$19	$17	$13	$5	$15	-21.1%	$13	$20	53.8%

Effective Federal Income Tax Rate	35.0%	35.0%	35.0%	35.0%	35.0%		35.0%	35.0%

Average Equity, Excluding Goodwill and AOCI	$1,238	$1,228	$1,217	$1,203	$1,159	-6.4%	$1,239	$1,181	-4.7%

ROE, Excluding Goodwill and AOCI	6.3%	5.4%	4.4%	1.8%	5.1%		2.1%	3.4%

Loss Ratios by Product Line
Life	72.0%	70.5%	72.3%	71.1%	70.4%		74.8%	70.8%
Disability	75.4%	79.3%	79.5%	67.2%	74.8%		77.5%	71.0%
Dental	72.3%	70.3%	69.1%	73.5%	70.4%		72.6%	71.9%
Total non-medical	73.6%	74.5%	75.3%	69.6%	72.5%		75.8%	71.0%

Lincoln Financial Group
Other Operations – Select Earnings and Operational Data
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/15	9/30/15	12/31/15	3/31/16	6/30/16	Change	6/30/15	6/30/16	Change
Other Operations
Operating revenues:
Insurance premiums	$1	$11	$4	$3	$4	300.0%	$1	$9	NM
Net investment income	61	67	62	61	56	-8.2%	125	115	-8.0%
Amortization of deferred gain on
business sold through reinsurance	18	18	18	18	18	0.0%	35	35	0.0%
Media revenues	16	-	-	-	-	-100.0%	31	-	-100.0%
Other revenues	-	-	2	-	1	NM	(1)	2	300.0%
Total operating revenues	96	96	86	82	79	-17.7%	191	161	-15.7%
Operating expenses:
Interest credited	20	20	19	20	19	-5.0%	41	39	-4.9%
Benefits	30	52	31	29	32	6.7%	57	59	3.5%
Media expenses	14	-	-	-	-	-100.0%	28	-	-100.0%
Commissions and other expenses	22	50	13	(8)	6	-72.7%	31	(1)	NM
Interest and debt expenses	69	67	68	68	68	-1.4%	137	136	-0.7%
Total operating expenses	155	189	131	109	125	-19.4%	294	233	-20.7%
Income (loss) from operations before taxes	(59)	(93)	(45)	(27)	(46)	22.0%	(103)	(72)	30.1%
Federal income tax expense (benefit)	(21)	(28)	(19)	(12)	(18)	14.3%	(40)	(30)	25.0%
Income (loss) from operations	$(38)	$(65)	$(26)	$(15)	$(28)	26.3%	$(63)	$(42)	33.3%

DAC, VOBA, DSI, DFEL
& Account Value Roll Forwards

Lincoln
Financial Group®

You're In Charge®

Lincoln Financial Group
Consolidated – DAC, VOBA, DSI and DFEL Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/15	9/30/15	12/31/15	3/31/16	6/30/16	Change	6/30/15	6/30/16	Change
DAC, VOBA, and DSI
Balance as of beginning-of-period	$8,391	$9,394	$9,111	$9,766	$9,235	10.1%	$8,447	$9,766	15.6%
Business acquired (sold) through reinsurance	15	2	-	-	-	-100.0%	15	-	-100.0%
Deferrals	375	380	415	309	332	-11.5%	732	640	-12.6%
Operating amortization	(246)	(681)	(117)	(265)	(250)	-1.6%	(515)	(514)	0.2%
Deferrals, net of operating amortization	129	(301)	298	44	82	-36.4%	217	126	-41.9%
Amortization associated with benefit ratio unlocking	1	15	(3)	2	(1)	NM	-	-	NM
Adjustment related to realized (gains) losses	(15)	(26)	20	(4)	(1)	93.3%	(12)	(4)	66.7%
Adjustment related to unrealized (gains) losses	873	27	340	(573)	(793)	NM	727	(1,366)	NM
Balance as of end-of-period	$9,394	$9,111	$9,766	$9,235	$8,522	-9.3%	$9,394	$8,522	-9.3%

DFEL
Balance as of beginning-of-period	$1,322	$1,797	$1,593	$1,952	$1,696	28.3%	$1,401	$1,952	39.3%
Deferrals	128	141	150	136	150	17.2%	247	286	15.8%
Operating amortization	(73)	(306)	78	(84)	(92)	-26.0%	(149)	(176)	-18.1%
Deferrals, net of operating amortization	55	(165)	228	52	58	5.5%	98	110	12.2%
Amortization associated with benefit ratio unlocking	-	2	(1)	-	-	NM	-	-	NM
Adjustment related to realized (gains) losses	(2)	(3)	1	(1)	1	150.0%	(3)	-	100.0%
Adjustment related to unrealized (gains) losses	422	(38)	131	(307)	(398)	NM	301	(704)	NM
Balance as of end-of-period	$1,797	$1,593	$1,952	$1,696	$1,357	-24.5%	$1,797	$1,357	-24.5%

DAC, VOBA, DSI, and DFEL Balance as
of End-of-Period, After-Tax	$4,938	$4,887	$5,079	$4,900	$4,657	-5.7%	$4,938	$4,657	-5.7%

Lincoln Financial Group
Annuities – Account Value Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/15	9/30/15	12/31/15	3/31/16	6/30/16	Change	6/30/15	6/30/16	Change
Fixed Annuities
Balance as of beginning-of-period	$18,651	$18,597	$18,672	$19,082	$19,448	4.3%	$18,661	$19,082	2.3%
Gross deposits	365	566	656	668	478	31.0%	658	1,146	74.2%
Full surrenders and deaths	(377)	(357)	(276)	(285)	(345)	8.5%	(682)	(631)	7.5%
Other contract benefits	(166)	(168)	(176)	(127)	(130)	21.7%	(315)	(256)	18.7%
Net flows	(178)	41	204	256	3	101.7%	(339)	259	176.4%
Reinvested interest credited	117	31	200	103	143	22.2%	263	246	-6.5%
Sales inducements deferred	7	3	6	7	4	-42.9%	12	11	-8.3%
Balance as of end-of-period, gross	18,597	18,672	19,082	19,448	19,598	5.4%	18,597	19,598	5.4%
Reinsurance ceded	(662)	(645)	(631)	(619)	(608)	8.2%	(662)	(608)	8.2%
Balance as of end-of-period, net	$17,935	$18,027	$18,451	$18,829	$18,990	5.9%	$17,935	$18,990	5.9%

Variable Annuities
Balance as of beginning-of-period	$106,279	$106,600	$100,581	$103,146	$102,903	-3.2%	$104,073	$103,146	-0.9%
Gross deposits	3,015	2,738	2,362	1,685	1,635	-45.8%	5,712	3,320	-41.9%
Full surrenders and deaths	(1,501)	(1,299)	(1,122)	(1,030)	(1,160)	22.7%	(2,903)	(2,191)	24.5%
Other contract benefits	(939)	(944)	(1,009)	(946)	(930)	1.0%	(1,877)	(1,874)	0.2%
Net flows	575	495	231	(291)	(455)	NM	932	(745)	NM
Change in market value and reinvestment	(254)	(6,514)	2,334	48	1,413	NM	1,595	1,460	-8.5%
Balance as of end-of-period, gross	106,600	100,581	103,146	102,903	103,861	-2.6%	106,600	103,861	-2.6%
Reinsurance ceded	-	(1)	(1)	(1)	-	NM	-	-	NM
Balance as of end-of-period, net	$106,600	$100,580	$103,145	$102,902	$103,861	-2.6%	$106,600	$103,861	-2.6%

Total
Balance as of beginning-of-period	$124,930	$125,197	$119,253	$122,228	$122,351	-2.1%	$122,734	$122,228	-0.4%
Gross deposits	3,380	3,304	3,018	2,353	2,113	-37.5%	6,370	4,466	-29.9%
Full surrenders and deaths	(1,878)	(1,656)	(1,398)	(1,315)	(1,505)	19.9%	(3,585)	(2,822)	21.3%
Other contract benefits	(1,105)	(1,112)	(1,185)	(1,073)	(1,060)	4.1%	(2,192)	(2,130)	2.8%
Net flows	397	536	435	(35)	(452)	NM	593	(486)	NM
Change in market value and reinvestment	(137)	(6,483)	2,534	151	1,556	NM	1,858	1,706	-8.2%
Sales inducements deferred	7	3	6	7	4	-42.9%	12	11	-8.3%
Balance as of end-of-period, gross	125,197	119,253	122,228	122,351	123,459	-1.4%	125,197	123,459	-1.4%
Reinsurance ceded	(662)	(646)	(632)	(620)	(608)	8.2%	(662)	(608)	8.2%
Balance as of end-of-period, net	$124,535	$118,607	$121,596	$121,731	$122,851	-1.4%	$124,535	$122,851	-1.4%

Lincoln Financial Group
Retirement Plan Services – Account Value Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/15	9/30/15	12/31/15	3/31/16	6/30/16	Change	6/30/15	6/30/16	Change
General Account
Balance as of beginning-of-period	$16,288	$16,469	$16,649	$16,588	$16,727	2.7%	$16,229	$16,588	2.2%
Gross deposits	452	425	562	420	448	-0.9%	870	869	-0.1%
Withdrawals and deaths	(478)	(547)	(821)	(572)	(483)	-1.0%	(1,019)	(1,055)	-3.5%
Net flows	(26)	(122)	(259)	(152)	(35)	-34.6%	(149)	(186)	-24.8%
Transfers between fixed and variable accounts	84	176	71	168	178	111.9%	145	344	137.2%
Reinvestment interest credited	123	126	127	123	126	2.4%	244	250	2.5%
Balance as of end-of-period	$16,469	$16,649	$16,588	$16,727	$16,996	3.2%	$16,469	$16,996	3.2%

Separate Account and Mutual Funds
Balance as of beginning-of-period	$38,344	$38,520	$36,195	$37,512	$37,772	-1.5%	$37,310	$37,512	0.5%
Gross deposits	1,410	1,459	1,533	1,371	1,212	-14.0%	2,697	2,583	-4.2%
Withdrawals and deaths	(1,078)	(1,086)	(1,495)	(1,141)	(1,173)	-8.8%	(2,126)	(2,315)	-8.9%
Net flows	332	373	38	230	39	-88.3%	571	268	-53.1%
Transfers between fixed and variable accounts	(81)	(161)	(62)	(149)	(155)	-91.4%	(155)	(303)	-95.5%
Change in market value and reinvestment	(75)	(2,537)	1,341	179	778	NM	794	957	20.5%
Balance as of end-of-period	$38,520	$36,195	$37,512	$37,772	$38,434	-0.2%	$38,520	$38,434	-0.2%

Total
Balance as of beginning-of-period	$54,632	$54,989	$52,844	$54,100	$54,499	-0.2%	$53,539	$54,100	1.0%
Gross deposits	1,862	1,884	2,095	1,791	1,660	-10.8%	3,567	3,452	-3.2%
Withdrawals and deaths	(1,556)	(1,633)	(2,316)	(1,713)	(1,656)	-6.4%	(3,145)	(3,370)	-7.2%
Net flows	306	251	(221)	78	4	-98.7%	422	82	-80.6%
Transfers between fixed and variable accounts	3	15	9	19	23	NM	(10)	41	NM
Change in market value and reinvestment	48	(2,411)	1,468	302	904	NM	1,038	1,207	16.3%
Balance as of end-of-period	$54,989	$52,844	$54,100	$54,499	$55,430	0.8%	$54,989	$55,430

Lincoln Financial Group
Life Insurance – Account Value Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/15	9/30/15	12/31/15	3/31/16	6/30/16	Change	6/30/15	6/30/16	Change
General Account
Balance as of beginning-of-period	$34,753	$34,930	$35,213	$35,545	$35,640	2.6%	$34,612	$35,545	2.7%
Deposits	964	1,012	1,082	945	992	2.9%	1,885	1,938	2.8%
Withdrawals and deaths	(299)	(214)	(208)	(317)	(294)	1.7%	(598)	(612)	-2.3%
Net flows	665	798	874	628	698	5.0%	1,287	1,326	3.0%
Contract holder assessments	(830)	(855)	(882)	(868)	(898)	-8.2%	(1,644)	(1,767)	-7.5%
Reinvested interest credited	342	340	340	335	335	-2.0%	675	671	-0.6%
Balance as of end-of-period, gross	34,930	35,213	35,545	35,640	35,775	2.4%	34,930	35,775	2.4%
Reinsurance ceded	(773)	(770)	(763)	(763)	(760)	1.7%	(773)	(760)	1.7%
Balance as of end-of-period, net	$34,157	$34,443	$34,782	$34,877	$35,015	2.5%	$34,157	$35,015	2.5%

Separate Account
Balance as of beginning-of-period	$9,635	$9,766	$9,213	$9,696	$9,830	2.0%	$9,263	$9,696	4.7%
Deposits	380	388	460	293	399	5.0%	770	692	-10.1%
Withdrawals and deaths	(116)	(167)	(164)	(91)	(119)	-2.6%	(240)	(210)	12.5%
Net flows	264	221	296	202	280	6.1%	530	482	-9.1%
Contract holder assessments	(127)	(132)	(143)	(135)	(143)	-12.6%	(258)	(278)	-7.8%
Change in market value and reinvestment	(6)	(642)	330	67	205	NM	231	272	17.7%
Balance as of end-of-period, gross	9,766	9,213	9,696	9,830	10,172	4.2%	9,766	10,172	4.2%
Reinsurance ceded	(864)	(788)	(809)	(786)	(785)	9.1%	(864)	(785)	9.1%
Balance as of end-of-period, net	$8,902	$8,425	$8,887	$9,044	$9,387	5.4%	$8,902	$9,387	5.4%

Total
Balance as of beginning-of-period	$44,388	$44,696	$44,426	$45,241	$45,470	2.4%	$43,875	$45,241	3.1%
Deposits	1,344	1,400	1,542	1,238	1,391	3.5%	2,655	2,630	-0.9%
Withdrawals and deaths	(415)	(381)	(372)	(408)	(413)	0.5%	(838)	(822)	1.9%
Net flows	929	1,019	1,170	830	978	5.3%	1,817	1,808	-0.5%
Contract holder assessments	(957)	(987)	(1,025)	(1,003)	(1,041)	-8.8%	(1,902)	(2,045)	-7.5%
Change in market value and reinvestment	336	(302)	670	402	540	60.7%	906	943	4.1%
Balance as of end-of-period, gross	44,696	44,426	45,241	45,470	45,947	2.8%	44,696	45,947	2.8%
Reinsurance ceded	(1,637)	(1,558)	(1,572)	(1,549)	(1,545)	5.6%	(1,637)	(1,545)	5.6%
Balance as of end-of-period, net	$43,059	$42,868	$43,669	$43,921	$44,402	3.1%	$43,059	$44,402	3.1%

Other Information

Lincoln
Financial Group®

You're In Charge®

Lincoln Financial Group
Select Investment Data
Unaudited (millions of dollars)

	As of 6/30/15		As of 12/31/15		As of 6/30/16
	Amount	%	Amount	%	Amount	%
AFS and Trading Securities, at Fair Value
AFS securities:
Corporate bonds	$74,169	84.1%	$74,032	84.5%	$80,129	85.2%
U.S. government bonds	428	0.5%	429	0.5%	464	0.5%
Foreign government bonds	540	0.6%	524	0.6%	530	0.6%
Mortgage-backed securities	4,476	5.1%	4,104	4.7%	3,975	4.2%
Asset-backed collateralized debt obligations	499	0.6%	589	0.7%	687	0.7%
State and municipal bonds	4,418	5.0%	4,480	5.1%	4,985	5.3%
Hybrid and redeemable preferred securities	892	1.0%	806	0.9%	691	0.7%
VIEs’ fixed maturity securities	598	0.7%	598	0.7%	600	0.6%
Equity securities	227	0.3%	237	0.3%	277	0.3%
Total AFS securities	86,247	97.9%	85,799	98.0%	92,338	98.1%
Trading securities	1,949	2.1%	1,854	2.0%	1,812	1.9%
Total AFS and trading securities	$88,196	100.0%	$87,653	100.0%	$94,150	100.0%

AFS and Trading Securities, at Amortized Cost
Fixed maturity securities	$82,746	99.7%	$84,241	99.7%	$85,187	99.7%
Equity securities	213	0.3%	226	0.3%	259	0.3%
Total AFS and trading securities	$82,959	100.0%	$84,467	100.0%	$85,446	100.0%

Percentage of Fixed Maturity AFS Securities, at Amortized Cost
Investment grade		95.1%		95.1%		94.7%
Below investment grade		4.9%		4.9%		5.3%

Lincoln Financial Group
Realized Gain (Loss) and Benefit Ratio Unlocking, After-DAC
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/15	9/30/15	12/31/15	3/31/16	6/30/16	Change	6/30/15	6/30/16	Change
Realized Gain (Loss), Pre-Tax
Total operating realized gain (loss)	$47	$45	$43	$44	$44	-6.4%	$89	$86	-3.4%
Total excluded realized gain (loss)	(37)	(18)	(183)	(158)	(89)	NM	(127)	(245)	-92.9%
Total realized gain (loss), pre-tax	$10	$27	$(140)	$(114)	$(45)	NM	$(38)	$(159)	NM

Excluded Realized Gain (Loss) Net of
Benefit Ratio Unlocking, After-Tax
Total excluded realized gain (loss)	$(23)	$(11)	$(118)	$(102)	$(57)	NM	$(83)	$(159)	-91.6%
Benefit ratio unlocking	(4)	(51)	19	(4)	9	NM	2	4	100.0%
Net gain (loss), after-tax	$(27)	$(62)	$(99)	$(106)	$(48)	-77.8%	$(81)	$(155)	-91.4%

Realized Gain (Loss) Net of Benefit Ratio
Unlocking, After-Tax
Realized gain (loss) related to investments	$(14)	$(26)	$(35)	$(64)	$(47)	NM	$(24)	$(112)	NM
Variable annuity net derivative results:
Hedge program performance, including unlocking
for GLB reserves hedged	-	(102)	(13)	(94)	(23)	NM	(35)	(117)	NM
GLB non-performance risk component	(8)	84	(43)	67	24	NM	(1)	91	NM
Total variable annuity net derivative results	(8)	(18)	(56)	(27)	1	112.5%	(36)	(26)	27.8%
Indexed annuity forward-starting option	(4)	(18)	(8)	(15)	(2)	50.0%	(19)	(17)	10.5%
Gain (loss) on sale of subsidiaries/businesses	(1)	-	-	-	-	100.0%	(2)	-	100.0%
Excluded realized gain (loss) net of
benefit ratio unlocking, after-tax	$(27)	$(62)	$(99)	$(106)	$(48)	-77.8%	$(81)	$(155)	-91.4%

Components of Realized Gain (Loss)
Related to Investments, After-Tax
OTTI	$(5)	$(12)	$(10)	$(23)	$(18)	NM	$(13)	$(42)	NM
Other realized gain (loss) related to certain investments	4	(4)	(12)	(46)	(24)	NM	(5)	(70)	NM
Gain (loss) on the mark-to-market on certain instruments	(13)	(10)	(13)	5	(5)	61.5%	(6)	-	100.0%
Total realized gain (loss) related
to investments, after-tax	$(14)	$(26)	$(35)	$(64)	$(47)	NM	$(24)	$(112)	NM

Lincoln Financial Group
Select GAAP to Non-GAAP Reconciliations
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/15	9/30/15	12/31/15	3/31/16	6/30/16	Change	6/30/15	6/30/16	Change
Revenues
Total revenues	$3,381	$3,716	$3,172	$3,243	$3,307	-2.2%	$6,685	$6,551	-2.0%
Less:
Excluded realized gain (loss)	(37)	(18)	(183)	(158)	(89)	NM	(127)	(245)	-92.9%
Amortization of DFEL on benefit ratio unlocking	-	(2)	-	-	-	NM	-	-	NM
Amortization of deferred gains arising from reserve
changes on business sold through reinsurance	1	1	1	1	1	0.0%	1	1	0.0%
Operating revenues	$3,417	$3,735	$3,354	$3,400	$3,395	-0.6%	$6,811	$6,795	-0.2%

Net Income
Net income (loss)	$344	$227	$283	$208	$325	-5.5%	$644	$533	-17.2%
Less:
Excluded realized gain (loss)	(23)	(11)	(118)	(102)	(57)	NM	(83)	(159)	-91.6%
Benefit ratio unlocking	(4)	(51)	19	(4)	9	NM	2	4	100.0%
Income (loss) from reserve changes (net of related
amortization) on business sold through reinsurance	-	-	-	-	-	NM	1	1	0.0%
Income (loss) from operations	$371	$289	$382	$314	$373	0.5%	$724	$687	-5.1%

Earnings (Loss) Per Common Share – Diluted
Net income (loss)	$1.35	$0.87	$1.14	$0.82	$1.35	0.0%	$2.50	$2.17	-13.2%
Less:
Excluded realized gain (loss)	(0.09)	(0.04)	(0.48)	(0.41)	(0.25)	NM	(0.32)	(0.65)	NM
Benefit ratio unlocking	(0.02)	(0.20)	0.08	(0.02)	0.04	300.0%	0.01	0.02	100.0%
Income (loss) from operations	$1.46	$1.11	$1.54	$1.25	$1.56	6.8%	$2.81	$2.80	-0.4%